UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 30, 2013

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware	0-15905	73-1268729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Blue Dolphin Energy Company (“Blue Dolphin”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. Lazarus Energy, LLC, a wholly-owned subsidiary of Blue Dolphin, presented these materials at the Eagle Ford Markets & Takeaway Capacity 2013 conference held in Houston, Texas on August 28, 2013. The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1. Blue Dolphin is not undertaking to update this presentation or the information contained therein.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This report will not be deemed an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Lazarus Energy, LLC Presentation – Examining New Development Plans for Condensate Pipelines to Understand the Impact of New Projects on Alleviating Strains on Takeaway Capacity.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Dolphin Energy Company

Date: August 30, 2013	By:	/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chief Executive Officer, President,
Assistant Treasurer and Secretary
(Principal Executive Officer)

Exhibit Index

99.1	Lazarus Energy, LLC Presentation – Examining New Development Plans for Condensate Pipelines to Understand the Impact of New Projects on Alleviating Strains on Takeaway Capacity.